Commitments and contingencies	6 Months Ended
Sep. 30, 2026
Subclassifications of assets, liabilities and equities [abstract]
Commitments and contingencies
12. Commitments and contingencies

At 30 September 2026, there were commitments for future energy purchase agreements of £16,785 million (31 March 2026: £16,757 million) and future capital expenditure contracted but not provided for in relation to the acquisition of property, plant and equipment of £7,271 million (31 March 2026: £6,909 million).
The Group also had capital commitments of £475 million (31 March 2026: £526 million) in relation to its joint ventures and associates, primarily relating to the funding of capital investment projects. In addition, in relation to the Group’s investment in Joulent LLC (see note 9), the Group has committed to provide further capital contributions of up to £366 million to support Joulent LLC’s capital investment programme and development activities as costs are incurred.
Legal and regulatory proceedings
Through the ordinary course of our operations, we are party to various litigation, claims and investigations, including Ofgem’s investigation into the North Hyde substation incident. These investigations are ongoing. We continue to monitor this position and engage with ongoing investigations. We do not expect the ultimate resolution of any proceedings, including the Ofgem investigation, to have a material adverse effect on our results of operations, cash flows or financial position.